Exhibit 99.1

Pinnacle Foods Presentation to CAGNY

March 24, 2016

Forward-Looking Statements

& Non-GAAP Financial Measures

This presentation contains _forward-looking statements_ within the meaning of U.S. federal securities laws. Forward-looking statements are not historical facts, and are based upon management_s current expectations, beliefs, projections and targets, many of which, by their nature, are inherently uncertain. Such expectations, beliefs, projections and targets are expressed in good faith. However, there can be no assurance that management_s expectations, beliefs, projections and targets will be achieved and actual results may differ materially from what is expressed in or indicated by the forward- looking statements. Forward-looking statements are subject to significant business, economic, regulatory and competitive risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including risks detailed in Pinnacle Foods Inc._s (_Pinnacle Foods,            Pinnacle_ or the _Company_) filings with the U.S. Securities and Exchange Commission (the _SEC_). Nothing in this presentation should be regarded as a representation by any person that these forward-looking statements will be achieved.

Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws.

This presentation includes certain financial measures, including Adjusted Gross Profit and Unleveraged Free Cash Flow, which differ from results using U.S. Generally Accepted Accounting Principles (GAAP). Non-GAAP financial measures typically exclude certain charges, which are not expected to occur routinely in future periods. The Company uses non-GAAP financial measures internally to focus management on performance excluding these special charges to gauge our business operating performance. Management believes this information is helpful to investors in understanding trends in the business. The most directly comparable GAAP financial measures and reconciliations to non-GAAP financial measures are set forth in the slides in this presentation and included in the Company_s filings with the SEC.

Pinnacle Management

Bob Gamgort

Chief Executive Officer

Roger Deromedi

Chairman

Craig Steeneck

EVP & CFO

Mark Schiller

EVP & President North America Retail

Maria Sceppaguercio

SVP Investor Relations

Pinnacle Leadership

Since IPO, continued development of the management team

Executive Leadership Team



Bob Gamgort	Craig Steeneck	Mark Schiller	Mike Wittman	Chris Boever	Mike Barkley	Mary Beth DeNooyer	Kelley Maggs
Chief Executive Officer	EVP & Chief Financial Officer	EVP & President North America Retail	EVP & Chief Supply Chain Officer	EVP & Chief Customer Officer	EVP & Chief Marketing Officer	EVP & Chief Human Resources Officer	EVP & General Counsel
7 years at Pinnacle	**11** years at Pinnacle	**5** years at Pinnacle	**<1** year at Pinnacle	**4** years at Pinnacle	2 years at Pinnacle	**3** years at Pinnacle	**15** years at Pinnacle
30 years Relevant Industry Experience	**25** years Relevant Industry Experience	**30** years Relevant Industry Experience	**30+** years Relevant Industry Experience	**25** years Relevant Industry Experience	**20** years Relevant Industry Experience	**22** years Relevant Industry Experience	**23** years Relevant Industry Experience
MARS MLB kraft foods	CENDANT IHF Reckitt Benckiser	Frito Lay Quaker	MARS Johnson & Johnson	ConAgra Foods Hormel Foods	Campbell's Johnson & Johnson Bristol-Myers Squibb	Sara Lee PEPSICO General Mills	IHF STELLA

Pinnacle Foods Inc.
REINVIGORATING ICONIC BRANDS
4

Pinnacle Leadership

Evolution to an independent Board

Board of Directors

Roger Ray Ann Jane Muktesh Yannis Mark

Deromedi Silcock Fandozzi Nielsen(Micky) Pant Skoufalos Jung

Current Chairman EVP & CFO President & EVP & CFO CEO Global Product Chairman

Position Pinnacle Foods, Diamond Foods CEO Coach, Inc. Yum! Supply Officer Accela, Inc.

Former CEO vRide Restaurants The Procter &

Kraft Foods China Gamble

Company

On PF Board 9 Years 8 Years 4 Years 2 Years 1 Year < 1 Year <1 Year

Consumer Tech

Food Sector & CPG Sector & Consumer Beverages Food, Beverage CPG & Supply

Expertise & Digital

General Mgmt Finance Staples & GM & Finance & Restaurant Chain

Content

Former

Companies

New since IPO

Agenda

Overview

How We Create Value

Executing Our Playbook Expanding Our Business Evolving Our Portfolio Focus

Financial Update

Attractive Value Creation Results Since IPO

LT Organic Growth 2016

2013 2014 2015

Target @ IPO Guidance

Net Sales In Line with Outpaced Outpaced Outpaced In Line with

Categories Categories Categories Categories Categories

Operating Income 4 _ 5% 10% 13% 5% X%

EPS 7 _ 8% 39% 14% 10% ~10%*

Dividend Yield 3 _ 4% ~3% ~3% ~3% ~X%

10 _ 12% 42% 17% 13%

Accretive Acquisitions Accelerate Growth Beyond Algorithm

* At mid-point of range.

Note: Excludes items affecting comparability. See reconciliation to GAAP financial measures in Appendix.

Diversified Portfolio with Scale

Boulder Brands acquisition brings Pinnacle above $3 billion in net sales

2015 Pro Forma Net Sales: $3.2 billion

Boulder

Brands

16%

Birds Eye

Frozen

39%

Duncan Hines

Grocery

34%

Specialty

11%

Note: Pro forma for Boulder Brands acquired on January 15, 2016.

Agenda

Overview

How We Create Value

Executing Our Playbook Expanding Our Business Evolving Our Portfolio Focus

Financial Update

Executing Our Playbook

Invest differentially in brands using

Portfolio Management Strategy

Deliver industry-leading efficiency

Generate exceptional cash flow

Portfolio Management Strategy

Leadership Brands Foundation Brands

Invest in marketing to drive Maintain stable sales/market

growth and share expansion position and cash flow

Focus on breakthrough Focus on brand renovation

innovation

Consistent Market Share Growth

Composite share growth driven by Leadership Brands

Composite $ Market Share vs. Year Ago	2012	2013	2014	2015	2016 YTD
Change	+0.1 pts.	+0.3 pts.	+0.2 pts.	+0.5 pts.	+0.9 pts.

Leadership Brands

Category	Pinnacle Market Position	Growing/ Holding Share
Frozen Vegetables	#1	✓
Frozen Complete Bagged Meals	#1	✓
Frozen Prepared Seafood	#2	✓
Frozen Meat Substitutes	#2	✓
Shelf-Stable Pickles	#1	✓
Table Syrups	#1	✓
Cake/Brownie Mixes and Frostings	#2	✓
Shelf-Stable Salad Dressings	#3	

Source: IRI US Multi-Outlet data, based on IRI's Pinnacle custom definitions; market position ranks are among branded players.

Pinnacle Foods Inc.
REINVIGORATING ICONIC BRANDS
12

Industry-Leading Efficiency

Company culture focused on consistently delivering significant productivity savings and maintaining a lean and efficient organization structure

Productivity% of COGS SG&A % of Net Sales

4.1% 3.5%- ~12%

3.7% 3.8% 4.0%

9%

2013

2014

2015

2016E

Peer Avg.(1) Pinnacle

Source: Pinnacle analysis.

SG&A defined as selling, general and administrative expenses excluding marketing investment, intangible amortization and one-time items. (1) Peers: BGS, CAG, CPB, GIS, KHC, MKC, SJM. Peer Average represents 2015 fiscal year-end data.

Significant Margin Expansion with Continued Upside

Gross margin expansion fuels operating margin growth

Pinnacle Margin Expansion Food Company Comparison

64.6%

Gross Profit % Net Sales

28.2% +310 bps

Gross Margin

25.1%

28.2%

Operating Margin 16.7% +270 bps 22.6%

14.0%

2012 2013 2014 2015 PF

with significant opportunity to expand further

Note: Gross Margin and Operating Margin are on an adjusted basis. See reconciliation to GAAP financial measures in Appendix.

Superior Free Cash Flow Generation

Consistent Unleveraged Free Cash Flow results in outsized Free Cash Flow Yield

Unleveraged Free Cash Flow (1) Free Cash Flow Yield (2)

~6% $452m $345m $382m $325m ~4%

Peer Pinnacle 2012 2013 2014 2015 Average

Higher inventories in 2015 primarily due to strong crop season pressured Free Cash Flow by $47m

See reconciliation to GAAP financial measures in Appendix.

Based on industry analysts_ valuation analyses using prices as of 3/18/2016.

Expanding Our Business

Expanding Our Business

Organic Growth

Acquisitions

Innovation and Renovation Wish-Bone

Trading Consumers Up / Gardein

Driving Mix

Boulder Brands

Sales Force Effectiveness

Birds Eye 2015 Innovation

Strong 2015 performance driven by base business growth and innovation platforms

Flavor Full 75% Protein Blends

Incremental

to Birds Eye,

combined

Disney-Themed Total Birds Eye Performance vs. PY

$ Consumption $ Market Share

+6.7% +1.8 pts.

+0.8 pts.

+1.0%

2014 2015 2014 2015

Source: IRI US Multi-Outlet data, based on IRI_s Pinnacle custom definitions.

Birds Eye 2016 Innovation

Building on successful platforms introduced in 2015

Flavor Full

Protein

Blends

Disney-

Themed

Birds Eye Voila!

Family Size distribution and Q3 innovation launch continued the brand_s momentum in 2015 and the outlook for 2016

Family Size $ Market Share

40%

34%

28%

21% 24%

16% 17%

2009 2010 2011 2012 2013 2014 2015

Premium-Tier Innovation Platform

Premium-tier distribution expansion

planned in 2016

New capacity added in late 2015 to

meet growing demand

Source: IRI US Multi-Outlet data, based on IRI_s Pinnacle custom definitions.

Baking Category

Category Dynamics

High Competitive

Structural

consumer pricing

barriers

interest pressure

Pinnacle Strategy

Trade Innovate to

Tap into consumers up address

excitement to higher-value

offerings barriers

Trading Consumers Up to Higher-Value Offerings

Duncan Hines tiered pricing/benefits strategy drives higher pricing and profitable mix

	Classic		Signature		Premium	
						
Price Tier/ Benefit	Entry Level/ Everyday Baking		Mid-Tier/ Special Recipes		Premium/ Extreme Indulgence	
	2014	2015	2014	2015	2014	2015
$ Share Δ	+0.7 pts.	-0.4 pts.	+0.6 pts.	-0.2 pts.	+0.4 pts.	+0.9 pts.

Duncan Hines
Classic
Classic Yellow

Duncan Hines
NEW!
SIGNATURE
PINK VELVET

Duncan Hines
NEW!
Salted Caramel
DECADENT

Source: IRI US Multi-Outlet data, based on IRI's Pinnacle custom definitions. Share changes versus year ago.

Pinnacle
REINVIGORATING ICONIC BRANDS
22

Innovating to Address Structural Barriers

Perfect Size premium baking kits target smaller households

2015 2016 New Items

45%

Incremental

to Category

Kit includes mix, frosting and Heart-shaped for Valentine_s Day

6-inch disposable pan and everyday occasions

Five popular flavors Additional varieties planned in 2016

Wish-Bone 2016 Innovation

Reinvigorating the category with two new premium-tier platforms

Wish-Bone E.V.O.O. Wish-Bone Ristorante Italiano

Better for You Oils Restaurant Experience

Healthy alternative sought by consumers An artisan, restaurant-style experience

Highest level of EVOO in mainstream dressing Packed with cheeses, herbs and spices

Gardein Innovation

Rapidly growing plant-based protein offering

$ Market Share 2015 Innovation

11.7%

8.9%

6.3%

4.3%

2012 2013 2014 2015

Capacity 2016 Innovation

Expanded capacity in original Gardein production site in Vancouver

Acquired Hagerstown, MD facility to further expand capacity beyond 2016

Source: IRI US Multi-Outlet data, based on IRI_s Pinnacle custom definitions; share of frozen meat substitutes category.

Other Premium-Tier Innovation

Seafood Hungry-Man

2015 2014/15

2016 2016

Sales Force Effectiveness

Award-winning sales force drives improved category management and distribution expansion

Distribution Point Expansion Advantage Survey Recognition

(in 000_s) Pinnacle Ranking

20.0 2014 2015

15.6

#7

#14

2012 2015

Source: IRI US Multi-Outlet data, based on IRI_s Pinnacle custom definitions.

Customer HQ Sales Increase Channel Coverage Opportunity

% Managed Directly by PF Sales Force Leveraging businesses to cover all channels

67%

Club

33%

2012 2015

Expanding through Acquisitions

Disciplined approach to M&A, with success integrating businesses that drive significant value creation

North America focus

Existing or adjacent categories

Market leadership or line of

sight to leadership

Synergy-rich transaction

Speed of integration

Acquisition date Oct. 2013 Nov. 2014 Jan. 2016

Boulder Brands Acquisition

Attractive brand portfolio in growing health & wellness categories

2015 Net Sales Strategic Rationale

Further expands Pinnacle_s health

& wellness platform

10% Leverages scale and increases

12% importance to broad range of

39% retailers

Provides new growth platform in

23% refrigerated temperature class

16%

Offers significant synergies

Increased Scale and Capabilities

Acquisition of Boulder Brands adds refrigerated capabilities and expanded reach in Natural & Organic channels

Pinnacle Boulder

Foods Brands

% of Sales in North America 100% 98%

# of Employees 4,300 841

Temperature Class

Frozen

Dry Grocery

Refrigerated

Retail Distribution Channel

Traditional

Natural & Organic Minimal

# of Manufacturing Plants 13 3

% of Sales Self-Manufactured ~85% ~60%

Boulder Brands consumption trends remain strong, with improvement in Smart Balance

Total Boulder Boulder excl. SB Smart Balance

+9.9% +10.1%

+2.7%

+1.2%

-15.0%

-17.7%

52 weeks 12 weeks

Source: SPINS 2/21/16, Nielsen 2/13/16, and other customer data (US) 2/14/16.

Evolving Our Portfolio

Birds Eye Has Been our Vanguard in Health & Wellness

since its Acquisition

April 2014 CAGNY Presentation

Evolving Our Portfolio

Since then, we have made significant progress toward tipping our portfolio to Health & Wellness

H&W

14%

Health &

Wellness 45%

86% 55%

2009 2013 2014 2016

2009 2015*

*2015 is pro forma for Boulder Brands acquisition.

Health & Wellness Recognition

Pinnacle recognized with awards for innovation across the portfolio

100 Cleanest Foods 2016 25 Best Frozen Foods 2016

Best New Vegan Product 2016 Best New Products 2016

Portfolio Addresses Consumer Health & Wellness Needs

Plant-based Vegetables Soy Free Gluten-Free Natural Organic

Non-GMO Lactose

Free/Reduced

Plant-Based Consumption Gluten-Free Pure &

Simple Meals

Affordable, Premium On-trend

Plant-based Plant-based Crunchy Gluten-free Veggie-

convenient gluten-free flavors, clean

protein nutrition Snacks snacking based meals

vegetables brand ingredients

Entire Product Line Selected Products

Wish-Bone provides an essential ingredient in salad consumption

Plant-Based Nutrition is at the Tipping Point of Becoming Mainstream

~1/3 of consumers actively avoid or reduce meat consumption
Zogby Poll

Traditional protein supply cannot accommodate the population growth


Health &
Wellness
TASTE
Affordability
Sustainability

Beef vs. vegetables, per lb. to produce:

- uses 47x more water
- creates 67x more greenhouse gases

"A diet higher in plant-based foods…is more health promoting and is associated with less environmental impact…"

Scientific Report of the 2015 Dietary Guidelines Advisory Committee

Pinnacle
REINVIGORATING ICONIC BRANDS
37

The Gluten-Free Opportunity

Significant category growth projected to continue, as diagnosis and awareness of celiac disease and gluten sensitivity grow

Gluten-Free Sales Trend($bn)

$23

$19

$15

$12

$9

$5

2013 2014 2015 2016E 2017E 2018E

Most categories more than doubled in the past two years

2015 G-F share of overall composite categories still small at 6.5%

Source: Mintel Group Ltd. report Gluten-free Foods _ US _ October 2015.

Gluten-Free Consumers

Underlying gluten-free dynamics support continued growth

% of Gluten-Free Consumer

Consumers Motivation

Diagnosed with

Celiac Disease 23% Have No Choice

Are/may be gluten

intolerant/sensitive 35% Feel Better

Better for Overall

All Others 42% Health; More Natural

100%

97% of estimated celiac sufferers are undiagnosed

6X those diagnosed with celiac disease are estimated to suffer from Non-Celiac Gluten Sensitivity

Dedicated G-F brands preferred by gluten intolerant/sensitive consumers

Sources: Mintel Group Ltd. report Gluten-free Foods _ US _ October 2015; University of Chicago Medicine, Celiac Disease Center.

Separate Headquarters Locations Enable Portfolio

Focus Against Consumer Trends

New Jersey Boulder, CO

Brands rooted in mainstream

consumers and traditional channels

Focus on emerging health & wellness trends

incubated in natural & organic channels

Agenda

Overview

How We Create Value

Executing Our Playbook Expanding Our Business Evolving Our Portfolio Focus

Financial Update

2015 Full-Year Financial Results

Third consecutive year of above-Algorithm growth

($m, except EPS) 2015 Vs. PY

Net Sales _ Consolidated $2,656 +2.5%

Net Sales _ NA Retail $2,320 +3.3%

Gross Margin 28.2% +80 bps

Operating Income (EBIT) $443 +5%

Diluted EPS $1.92 +10%

Note: Gross Margin, Operating Income (EBIT) and Diluted EPS are on an adjusted basis. See reconciliation to GAAP financial measures in Appendix.

Productivity and Inflation

Productivity in excess of inflation has enabled offset to weak industry environment with limited pricing

% of COGS

4.1% 3.5 _

3.7% 3.8% 4.0%

3.2%

2.0 _

2.7%

2.3% 3.0%

2013 2014 2015 2016E

Productivity Inflation

Note: 2016 includes Boulder Brands.

Input Cost Breakdown

Diversity of cost basket serves as a natural hedge

Sugar &

Cocoa All Other 2016 Outlook

Logistics

Grains & Oils

Conversion

Proteins

Vegetables Packaging

& Fruit

More Inflationary

Sweeteners

Sugar

Eggs

Deflationary

Grains & Oils

Proteins

2015 Pro Forma Cost of Goods Sold: $2.3 billion

Note: Pro forma for Boulder Brands acquired on January 15, 2016.

Tax-Related Cash Benefits

Tax benefits continue in 2016 and beyond, driven by residual NOLs and acquisition-related tax amortization

Cash Tax Benefits $m

Tax Cash Duration of

Shield Benefit Benefit

NOL tax benefit $17 $6 11 years

Wish-Bone & Gardein amortization 45 17 12-13 years

Boulder Brands amortization 19 7 13 years*

Total Cash Tax Benefit $30

with opportunity to reduce effective tax rate over time

* $19m for three years, then declining gradually over the next ten years.

Capital Expenditures

Prudent investment approach against base business and acquisitions further supports strong cash flow

$ 135 -

$ 145m

$ 103m $ 108m

$ 78m $ 84m

2012 2013 2014 2015 2016E

Acquisition-related Acquisition-related

Base Pinnacle Base Boulder Brands

Base Pinnacle

Superior Free Cash Flow Generation

Continued strong cash flow in 2016, as expected EBITDA growth and working capital management more than offset increased cash taxes

Unleveraged Free Cash Flow

$452m ~$425m

$382m

$345m $325m

2012 2013 2014 2015 2016E

Note: See reconciliation to GAAP financial measures in Appendix.

Pinnacle Has History of Deleveraging

Target continued delevering of ~0.5X per year, consistent with historical pattern post acquisition

IPO

proceeds Target

7.6X Approximate deleveraging

used to

2-year path post

6.2X to 3.8X acquisition

4.5X 4.9X 4.8X

3.8X 3.8X

Apr ‘07 Dec 09 Mar 13 Oct 13 Dec 15 Dec 15 Dec 17

Blackstone Birds Eye IPO Wish-Bone PF for BDBD Estimate

LBO Acquisition Acquisition Acquisition

Note: Leverage statistics defined as Total Net Debt / Covenant Compliance EBITDA.

Capital Allocation Strategy

After servicing debt and paying dividends at approximately 50% of net earnings, cash flow deployed to highest priorities

#1

Acquisitions

#2

Debt Reduction

#3 Share Repurchase

with immediate capacity to make acquisitions

2016 Full Year Outlook

Outlook

Net Sales Growth in line

with categories

Inflation 2.0% to 3.0% of COGS H2 weighted

Nm

Productivity 3.5% to 4.0% of COGS H2 weighted

ETR ?36.6%

Diluted EPS $2.08 to $ 2.13 Q1 impacted by significant

(Incl. ~$0.05 from Boulder Brands) new product investment,

Q2-Q4 strong growth

CAPEX $135m to $ 145m

Note: Diluted EPS and ETR adjusted for items affecting comparability.

How We Create Value

Executing our Playbook

Portfolio Management Strategy

Industry-leading efficiency

Superior free cash flow

Expanding our Business

Innovation and renovation

Distribution expansion

Acquisition

Evolving our Portfolio Focus

Pinnacle Playbook applied to faster growth categories

Mainstreaming Health and Wellness benefits

Appendix

Reconciliation to GAAP Financial Measures

Year (52 Weeks) Ended December 27, 2015

In millions, except per share	Net Sales	Gross Profit	EBIT	EBT	Net Earnings	Diluted Shares	Diluted Earnings Per Share
Reported	$2,656	$741	$425	$337	$212	117.3	$1.81
Acquisition, merger and other restructuring charges (1)		10	14	14	10		
Other non-cash items (2)		(1)	4	4	3		
Adjusted	2,656	750	443	355	225	117.3	$1.92

Year (52 Weeks) Ended December 28, 2014

In millions, except per share	Net Sales	Gross Profit	EBIT	EBT	Net Earnings	Diluted Shares	Diluted Earnings Per Share
Reported	$2,591	$681	$512	$416	$248	116.9	$2.13
Acquisition, merger and other restructuring charges (3)		12	(130)	(130)	(79)		
Other non-cash items (4)		18	41	41	34		
Adjusted	2,591	711	423	327	203	116.9	$1.74

Year (52 Weeks) Ended December 29, 2013

In millions, except per share	Net Sales	Gross Profit	EBIT	EBT	Net Earnings	Diluted Shares	Diluted Earnings Per Share
Reported	$2,464	$654	$293	$161	$89	108.6	$0.82
Acquisition, merger and other restructuring charges (5)		4	22	22	14		
Other non-cash items (4)		6	6	6	3		
Other adjustments (6)			53	76	55		
Adjusted	2,464	664	374	265	161	108.6	$1.49
IPO and Refinancing (7)				26	16	8.0	
Pro Forma	$2,464	$664	$374	$291	$177	116.6	$1.52
Stock-based Compensation		*1*	*8*	*8*	*6*		*0.05*
Pro Forma Excluding Stock-based Compensation		*$665*	*$382*	*$299*	*$183*	*116.6*	*$1.57*

(1) Primarily includes: Plant integration and restructuring charges and expenses related to the Boulder acquisition.
(2) Primarily includes: Foreign exchange losses resulting from intra-entity loans, equity-based compensation exp. related to the Hillshire agreement termination and mark-to-market losses.
(3) Primarily includes: Hillshire agreement termination fee (net of costs), restructuring charges including integration costs, employee severance and non-recurring merger costs.
(4) Primarily includes: Equity-based compensation expense resulting from liquidity event, fair value write-up of acquired inventories and mark-to-market gains/losses.
(5) Primarily includes: Restructuring charges from plant consolidations, integration costs, non-recurring merger costs and employee severance.
(6) Primarily includes: Bond redemption costs and management fee paid to sponsor.
(7) Pro forma data reflects Adjusted Statement of Operations amounts assuming IPO and 2013 Refinancing occurred on the first day of Fiscal 2013.

Pinnacle Foods Inc.
REINVIGORATING ICONIC BRANDS
53

Reconciliation to GAAP Financial Measures

Year (53 Weeks) Ended December 30, 2012

Diluted

In millions, except per share Gross Diluted Earnings

Net Sales Profit EBIT Net Earnings Shares Per Share

Reported $ 2,479 $ 585 $ 284 $53 86.5 $ 0.61

Acquisition, merger and other restructuring charges (1) 38 45 28

Other non-cash items (2)(1)

Other adjustments (3) 1 21 23

Adjusted 2,479 623 350 104 86.5 $ 1.20

IPO (4) 30 30.9

Public company costs (4)(3)(2)

Pro Forma $ 2,479 $ 623 $ 347 $132 117.4 $ 1.12

Primarily includes: Accelerated depreciation from plant consolidations, restructuring charges including integration costs and employee severance.

Primarily mark to market gains.

Primarily includes: Bond redemption costs.

Pro forma data reflects Adjusted Statement of Operations amounts assuming IPO occurred on the first day of Fiscal 2012.

Reconciliation to GAAP Financial Measures

Reconciliation of Unleveraged Free Cash Flow to

Reported Cash Flows from Operating Activities—$m

2012 2013 2014 2015

Reported Cash Flows from Operating Activities $ 203 $ 262 $551 $373

Capital expenditures(78)(84)(103)(108)

Hillshire termination fee (net of costs and cash taxes)(150)

Acquisition, merger and other restructuring charges (1) 48 39 64 38

Free Cash Flow $ 173 $ 217 $362 $303

Cash interest expense 172 108 90 79

Unleveraged Free Cash Flow $ 345 $ 325 $452 $382

(1) Primarily includes: Restructuring charges from plant consolidations, integration costs, non-recurring merger costs and employee severance.